Exhibit 99.1

Contact Information:

Investors:

Brainerd Communicators, Inc.

Corey Kinger

(212) 986-6667

kinger@braincomm.com

WEIGHT WATCHERS ANNOUNCES SECOND QUARTER 2014 RESULTS

AND RAISES FISCAL 2014 EARNINGS GUIDANCE

NEW YORK, N.Y., July 30, 2014 – Weight Watchers International, Inc. (NYSE: WTW) today announced its results for the second quarter of fiscal 2014 and raised its full year fiscal 2014 earnings guidance. Second quarter 2014 results include:

•	Revenues of $397.5 million, down 15.6% versus the prior year period, with total paid weeks down 14.4%

•	Cash flow provided by operating activities totaled $145.5 million year-to-date

•	Earnings per fully diluted share (EPS) were $0.95

“While Q2 financial performance is down significantly year over year, our transformation plan remains on track,” commented Jim Chambers, the Company’s President and Chief Executive Officer. Chambers added, “Given our performance in the first half and our expectations for the balance of the year, we are raising our full year fiscal 2014 earnings guidance to a range of $1.65 to $1.85 per share.”

Q2 2014 Consolidated Summary

	Net Income (in millions)			Fully Diluted EPS
	Three Months Ended			Three Months Ended
	June 28, 2014	June 29, 2013	% Change	June 28, 2014	June 29, 2013	% Change
Net Income / EPS	$54.0	$64.9	(16.8)%	$0.95	$1.15	(17.3)%
Adjustments
Restructuring Charges	4.0	—		0.07	—
Tax Benefit, net	(2.4)	—		(0.04)	—
Early Extinguishment of Debt	—	13.3		—	0.24

Adjusted Net Income / EPS	$55.6	$78.3	(28.9)%	$0.98	$1.39	(29.3)%

Note: Totals may not sum due to rounding.

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures. Throughout this release “Net Income” refers to Net Income attributable to Weight Watchers International, Inc.

Second quarter 2014 net income was $54.0 million versus $64.9 million in the prior year period. EPS for Q2 2014 was $0.95 versus $1.15 in the prior year period. Foreign currency had a $0.02 benefit on EPS in the second quarter 2014.

Net income for Q2 2014 included $6.5 million ($4.0 million after-tax or $0.07 per fully diluted share) of charges the Company incurred in connection with its previously disclosed plan to restructure its organization and a $2.4 million net tax benefit ($0.04 per fully diluted share) related to an intercompany loan write-off in connection with the closure of the Company’s China business partially offset by the recognition of a valuation allowance related to tax benefits for foreign losses. Excluding the restructuring charges and the net tax benefit, net income was $55.6 million and fully diluted EPS was $0.98 in Q2 2014.

Net income and EPS for Q2 2013 were impacted by the write-off of fees associated with the Company’s debt refinancing in April 2013. This write-off resulted in a $21.7 million ($13.3 million after tax or $0.24 per fully diluted share) early extinguishment of debt charge recorded in the second quarter of fiscal 2013. Excluding this early extinguishment of debt charge, net income was $78.3 million and EPS was $1.39 in Q2 2013.

Q2 2014 Global Results

	Three Months Ended			% Change Adjusted for Constant Currency
(in millions except percentages and as noted)	June 28, 2014	June 29, 2013	% Change
Revenues	$397.5	$470.9	(15.6)%	(16.8)%
Operating Income	$114.6	$154.0	(25.6)%	(26.8)%
Adjustments
Restructuring Charges	$6.5	—

Adjusted Operating Income	$121.1	$154.0	(21.4)%	(22.5)%

Total Paid Weeks	47.9	56.0	(14.4)%	N/A
Meeting Paid Weeks	21.0	24.2	(12.9)%	N/A
Online Paid Weeks	26.9	31.8	(15.5)%	N/A
End of Period Active Subscribers (in thousands)	3,357.1	3,846.5	(12.7)%	N/A
Monthly Pass (in thousands)	1,388.3	1,554.4	(10.7)%	N/A
Online (in thousands)	1,968.8	2,292.1	(14.1)%	N/A

Note: Totals may not sum due to rounding.

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

Second quarter 2014 revenues decreased 16.8% on a constant currency basis versus the prior year period. This decrease was primarily driven by lower revenues in North America. Q2 2014 total paid weeks were down 14.4% as compared to the prior year period, with an Online paid weeks decline of 15.5% and meeting paid weeks decline of 12.9%. These declines were driven by lower active subscriber bases for both Monthly Pass and Online at the start of the quarter and lower recruitments versus the prior year period.

Second quarter 2014 operating income decreased 26.8% on a constant currency basis versus the prior year period. Excluding the Q2 2014 $6.5 million of restructuring charges, Q2 2014 operating income decreased 22.5% on a constant currency basis versus the prior year period. Operating income decline was driven primarily by lower revenues in North America.

Q2 2014 North America Performance

	Three Months Ended			% Change Adjusted for Constant Currency
(in millions except percentages and as noted)	June 28, 2014	June 29, 2013	% Change
Service Revenues*	$209.1	264.3	(20.9)%	(20.4)%
Total Paid Weeks	31.3	38.8	(19.4)%	N/A
End of Period Active Subscribers (in thousands)	2,197.7	2,656.8	(17.3)%	N/A

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

*	See Consolidated Statements of Net Income for Service Revenues definition.

Second quarter 2014 service revenues for the North America business were down 20.4% on a constant currency basis versus the prior year period driven by a 19.4% decline in total paid weeks. The paid weeks decline was driven by lower Monthly Pass and Online active subscriber bases at the start of the quarter and lower second quarter 2014 recruitments as compared to the prior year period.

Q2 2014 UK Performance

	Three Months Ended			% Change Adjusted for Constant Currency
(in millions except percentages and as noted)	June 28, 2014	June 29, 2013	% Change
Service Revenues*	$30.1	$31.2	(3.4)%	(11.9)%
Total Paid Weeks	5.5	6.1	(10.7)%	N/A
End of Period Active Subscribers (in thousands)	381.9	411.5	(7.2)%	N/A

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

*	See Consolidated Statements of Net Income for Service Revenues definition.

Second quarter 2014 service revenues for the UK business were down 11.9% on a constant currency basis versus the prior year period driven by a 10.7% decline in total paid weeks. The paid weeks decline was driven by lower Monthly Pass and Online active subscriber bases at the start of the quarter. Second quarter 2014 recruitments declined as compared to the prior year period.

Q2 2014 CE Performance

	Three Months Ended			% Change Adjusted for Constant Currency
(in millions except percentages and as noted)	June 28, 2014	June 29, 2013	% Change
Service Revenues*	$65.7	$63.1	4.2%	(0.4)%
Total Paid Weeks	9.7	9.6	1.0%	N/A
End of Period Active Subscribers (in thousands)	701.4	690.5	1.6%	N/A

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

*	See Consolidated Statements of Net Income for Service Revenues definition.

Second quarter 2014 service revenues for the Continental Europe (CE) business were down 0.4% on a constant currency basis versus the prior year period. Total paid weeks increased by 1.0%, driven by a 3.7% increase in Online paid weeks. Service revenue was negatively impacted, however, by a 3.3% paid weeks decline in the meetings business, which generates more revenue per subscriber per week than the Online business. The increase in total paid weeks was primarily driven by the higher active Online subscriber base at the beginning of the quarter which more than offset a lower Monthly Pass active base and recruitment softness.

Full Year Fiscal 2014 Earnings Guidance

The Company raised its full year fiscal 2014 earnings guidance to between $1.65 and $1.85 per fully diluted share compared to its previously provided earnings guidance of between $1.45 and $1.70 per fully diluted share. This guidance, like the prior guidance, incorporates the fact that fiscal 2014 includes a 53rd week, which bridges the last week of December 2014 and the first week of January 2015 and has an expected negative $0.04 per share impact on the full year EPS. Excluded from the above earnings guidance are the following items: the one-time gain of $0.11 per share associated with the Brazil acquisition, the anticipated full year, aggregate charges of approximately $0.13 per share in connection with the Company’s organizational restructuring and the net tax benefit of $0.04 per share associated with the closure of the Company’s China business and the establishment of a valuation allowance, both of which were booked in the second quarter of fiscal 2014.

Second Quarter 2014 Conference Call

The Company has scheduled a conference call today at 5:00 p.m. ET. During the conference call, Jim Chambers, President and Chief Executive Officer of the Company, and Nick Hotchkin, Chief Financial Officer of the Company, will discuss second quarter 2014 results and answer questions from the investment community. Live audio of the conference call will be simultaneously webcast over the Internet on the Company’s corporate website, www.weightwatchersinternational.com. A replay of the webcast will be available on this site for approximately 90 days.

Statement regarding Non-GAAP Financial Measures

The following provides information regarding non-GAAP financial measures used in this earnings release:

To supplement the Company’s consolidated results presented in accordance with accounting principles generally accepted in the United States (GAAP), the Company has disclosed non-GAAP financial measures of operating results that exclude or adjust certain items. Net income, earnings per fully diluted share and operating income with respect to the second quarter of fiscal 2014 are discussed in this release both as reported (on a GAAP basis) and as adjusted (on a non-GAAP basis) to exclude the impact of expenses associated with the Company’s previously disclosed restructuring of its organization. Net income and earnings per fully diluted share with respect to the second quarter of fiscal 2014 are discussed in this release both as reported (on a GAAP basis) and as adjusted (on a non-GAAP basis) to exclude the net tax benefit associated with an intercompany loan write-off in connection with the closure of the Company’s China business and the establishment of a valuation allowance related to tax benefits for foreign losses that are not expected to be realized. Net income and earnings per fully diluted share with respect to the second quarter of fiscal 2013 are discussed in this release both as reported (on a GAAP basis) and as adjusted (on a non-GAAP basis) to exclude the impact from the early extinguishment of debt charge associated with the Company’s previously reported debt refinancing. Earnings before interest, taxes, depreciation, amortization and stock-based compensation (EBITDAS) is presented in the attachments to this release. In addition, the Company presents certain of its financial results on a constant currency basis in addition to GAAP results. Constant currency information compares results between periods as if exchange rates had remained constant period-over-period. In this release and any attachments, the Company calculates constant currency by calculating current-year results using prior-year foreign currency exchange rates.

Management believes these non-GAAP financial measures provide useful supplemental information for its and investors’ evaluation of the Company’s business performance and are useful for period-over-period comparisons of the performance of the Company’s business. While management believes that these financial measures are useful in evaluating the Company’s business, this information should be considered as supplemental in nature and should not be considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP. In addition, these non-GAAP financial measures may not be the same as similarly entitled measures reported by other companies. See “Reconciliation of Non-GAAP Financial Measures” attached to this release and reconciliations, if any, included elsewhere in this release for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures.

About Weight Watchers International, Inc.

Weight Watchers International, Inc. is the world’s leading provider of weight management services, operating globally through a network of Company-owned and franchise operations. Weight Watchers holds over 40,000 meetings each week where members receive group support and learn about healthy eating patterns, behavior modification and physical activity. WeightWatchers.com provides innovative, subscription weight management products over the Internet and is the leading Internet-based provider of these products in the world. In addition, Weight Watchers offers a wide range of products, publications and programs for those interested in weight loss and weight control.

This news release and any attachments include “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, in particular, earnings guidance and any statements about the Company’s plans, strategies and prospects. The Company generally uses the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend” and similar expressions in this news release and any attachments to identify forward-looking statements. The Company bases these forward-looking statements on its current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and assumptions, including, among other things: competition from other weight management industry participants or the development of more effective or more favorably perceived weight management methods; the Company’s ability to continue to develop innovative new services and products and enhance its existing services and products or the failure of its services and products to continue to appeal to the market, or the Company’s ability to successfully expand into new channels of distribution; the ability to successfully implement new strategic initiatives; the effectiveness of the Company’s marketing and advertising programs; the impact on the Weight Watchers brand of actions taken by the Company’s franchisees, licensees and suppliers; the impact of the Company’s debt service obligations and restrictive debt covenants; uncertainties regarding the satisfactory operation of the Company’s information technology or systems; the recognition of asset impairment charges; risks and uncertainties associated with the Company’s international operations, including economic, political and social risks and foreign currency risks; the Company’s ability to successfully make acquisitions or enter into joint ventures, including its ability to successfully integrate, operate or realize the projected benefits of such businesses; uncertainties related to a downturn in general economic conditions or consumer confidence; the seasonal nature of the Company’s business; the impact of events that discourage or impede people from gathering with others or accessing resources; the Company’s ability to enforce its intellectual property rights both domestically and internationally, as well as the impact of its involvement in any claims related to intellectual property rights; the impact of security breaches or privacy concerns; the impact of disputes with the Company’s franchise operators; the impact of existing and future laws and regulations; the possibility that the interests of the Company’s majority owner will conflict with other holders of its common stock; and other risks and uncertainties, including those detailed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission. You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those discussed herein, could cause the Company’s results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, the Company does not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of this news release or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review the Company’s filings with the Securities and Exchange Commission (which are available from the SEC’s EDGAR database at www.sec.gov, at various SEC reference facilities in the United States and via the Company’s website at www.weightwatchersinternational.com).

# # #

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(IN MILLIONS)

UNAUDITED

	June 28,	December 28,
	2014	2013
ASSETS
Current assets	$399.6	$315.7
Property and equipment, net	81.1	87.1
Goodwill, franchise rights and other intangible assets, net	1,004.8	961.4
Deferred financing costs, other	40.9	44.7

TOTAL ASSETS	$1,526.4	$1,408.9

LIABILITIES AND TOTAL DEFICIT
Current liabilities	$385.7	$345.8
Long-term debt	2,346.0	2,358.0
Deferred income taxes, other	192.6	179.7

TOTAL LIABILITIES	$2,924.3	$2,883.5

Redeemable noncontrolling interests	6.3	—

Shareholders’ deficit	(1,404.3)	(1,474.6)
Noncontrolling interest	0.1	—

TOTAL LIABILITIES AND TOTAL DEFICIT	$1,526.4	$1,408.9

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF NET INCOME

(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Three Months Ended
	June 28,	June 29,
	2014	2013
Service revenues, net (1)	$318.7	$372.4
Product sales and other, net (2)	78.9	98.5

Revenues, net	397.5	470.9

Cost of services (3)	135.3	142.6
Cost of product sales and other (4)	36.4	44.5

Cost of revenues	171.7	187.2

Gross profit	225.8	283.7
Marketing expenses	46.2	70.8
Selling, general and administrative expenses	65.0	59.0

Operating income	114.6	154.0
Interest expense	31.2	26.9
Other expense (income), net	0.9	(0.1)
Early extinguishment of debt	—	21.7

Income before income taxes	82.5	105.6
Provision for income taxes	28.4	40.7

Net income	54.1	64.9
Net income attributable to the noncontrolling interest	(0.1)	—

Net income attributable to Weight Watchers International, Inc.	$54.0	$64.9

Earnings Per Share
Basic	$0.95	$1.16

Diluted	$0.95	$1.15

Weighted average common shares outstanding
Basic	56.6	56.0

Diluted	56.7	56.3

Dividends declared per common share	$—	$0.18

Note: Totals may not sum due to rounding.

(1)	Consists of net meeting fees, Online subscription revenue and eTools subscription revenue.
(2)	Consists of product sales meetings, Online advertising revenue, ecommerce fee, product sales and other, licensing, publishing, advertising - sponsorship, other revenues, franchise commissions and Monthly Pass franchise fees.
(3)	Consists of meeting operating expense and internet cost of revenues excluding Online advertising costs.
(4)	Consists of cost of product meetings, Online advertising costs, non-meeting cost of products and other.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF NET INCOME

(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Six Months Ended
	June 28,	June 29,
	2014	2013
Service revenues, net (1)	$635.4	$743.9
Product sales and other, net (2)	171.6	217.8

Revenues, net	806.9	961.7

Cost of services (3)	280.0	297.3
Cost of product sales and other (4)	78.2	97.0

Cost of revenues	358.2	394.3

Gross profit	448.7	567.4
Marketing expenses	161.6	193.0
Selling, general and administrative expenses	121.5	117.3

Operating income	165.6	257.1
Interest expense	56.5	49.4
Other expense, net	1.2	1.2
Gain on Brazil acquisition	(10.5)	—
Early extinguishment of debt	—	21.7

Income before income taxes	118.5	184.9
Provision for income taxes	42.9	71.2

Net income	75.6	113.7
Net income attributable to the noncontrolling interest	(0.1)	—

Net income attributable to Weight Watchers International, Inc.	$75.5	$113.7

Earnings Per Share
Basic	$1.34	$2.03

Diluted	$1.33	$2.02

Weighted average common shares outstanding
Basic	56.5	55.9

Diluted	56.6	56.3

Dividends declared per common share	$—	$0.35

Note: Totals may not sum due to rounding.

(1)	Consists of net meeting fees, Online subscription revenue and eTools subscription revenue.
(2)	Consists of product sales meetings, Online advertising revenue, ecommerce fee, product sales and other, licensing, publishing, advertising - sponsorship, other revenues, franchise commissions and Monthly Pass franchise fees.
(3)	Consists of meeting operating expense and internet cost of revenues excluding Online advertising costs.
(4)	Consists of cost of product meetings, Online advertising costs, non-meeting cost of products and other.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

UNAUDITED

	Three Months Ended
	June 28,	June 29,
	2014	2013
Meeting Paid Weeks (in millions) (1)
North America	13.4	16.1
UK	3.4	3.7
CE	3.5	3.6
Other (2)	0.8	0.7

Total Meeting Paid Weeks	21.0	24.2

Online Paid Weeks (in millions) (1)
North America	17.9	22.7
UK	2.1	2.4
CE	6.2	6.0
Other (2)	0.6	0.7

Total Online Paid Weeks	26.9	31.8

Total Paid Weeks (in millions) (1)
North America	31.3	38.8
UK	5.5	6.1
CE	9.7	9.6
Other (2)	1.4	1.4

Total Paid Weeks	47.9	56.0

End of Period Active Monthly Pass Subscribers (in thousands) (3)
North America	895.9	1,039.8
UK	223.6	234.5
CE	235.5	239.8
Other (2)	33.3	40.3

Total End of Period Active Monthly Pass Subscribers	1,388.3	1,554.4

End of Period Active Online Subscribers (in thousands) (3)
North America	1,301.8	1,617.0
UK	158.3	177.0
CE	465.8	450.8
Other (2)	42.8	47.4

Total End of Period Active Online Subscribers	1,968.8	2,292.1

Total End of Period Active Base (in thousands) (3)
North America	2,197.7	2,656.8
UK	381.9	411.5
CE	701.4	690.5
Other (2)	76.1	87.7

Total End of Period Active Base	3,357.1	3,846.5

Attendance (in millions)
North America	6.2	7.5
UK	1.8	2.1
CE	1.8	1.9
Other (2)	0.5	0.4

Total Attendance	10.3	11.9

Note: Totals may not sum due to rounding.

(1)	The Paid Week metric reports total paid weeks by Weight Watchers customers in Company-owned operations for a given period. For meetings, Paid Weeks is the sum of total paid commitment plan weeks and total pay-as-you-go weeks for a given period. For Online, Paid Weeks is the total paid Weight Watchers Online subscriber weeks for a given period. Total Paid Weeks is the sum of Meeting Paid Weeks and Online Paid Weeks.
(2)	Represents Asia Pacific and Emerging Markets.
(3)	The End of Period Active Base metric reports total active Weight Watchers subscribers in Company-owned operations at a given period end. End of Period Active Monthly Pass Subscribers is the total Weight Watchers Monthly Pass active subscribers at a given period end. End of Period Active Online Subscribers is the total Weight Watchers Online active subscribers at a given period end. End of Period Active Base is the sum of Monthly Pass active subscribers and Weight Watchers Online active subscribers at a given period end.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

UNAUDITED

	Six Months Ended
	June 28,	June 29,
	2014	2013
Meeting Paid Weeks (in millions) (1)
North America	26.6	32.3
UK	6.6	7.6
CE	6.9	7.2
Other (2)	1.3	1.4

Total Meeting Paid Weeks	41.5	48.5

Online Paid Weeks (in millions) (1)
North America	36.9	45.4
UK	4.1	4.7
CE	11.9	11.3
Other (2)	1.1	1.3

Total Online Paid Weeks	54.0	62.7

Total Paid Weeks (in millions) (1)
North America	63.5	77.7
UK	10.7	12.3
CE	18.8	18.5
Other (2)	2.4	2.7

Total Paid Weeks	95.5	111.2

End of Period Active Monthly Pass Subscribers (in thousands) (3)
North America	895.9	1,039.8
UK	223.6	234.5
CE	235.5	239.8
Other (2)	33.3	40.3

Total End of Period Active Monthly Pass Subscribers	1,388.3	1,554.4

End of Period Active Online Subscribers (in thousands) (3)
North America	1,301.8	1,617.0
UK	158.3	177.0
CE	465.8	450.8
Other (2)	42.8	47.4

Total End of Period Active Online Subscribers	1,968.8	2,292.1

Total End of Period Active Base (in thousands) (3)
North America	2,197.7	2,656.8
UK	381.9	411.5
CE	701.4	690.5
Other (2)	76.1	87.7

Total End of Period Active Base	3,357.1	3,846.5

Attendance (in millions)
North America	12.8	15.7
UK	3.8	4.4
CE	3.8	4.0
Other (2)	0.8	0.7

Total Attendance	21.2	24.9

Note: Totals may not sum due to rounding.

(1)	The Paid Week metric reports total paid weeks by Weight Watchers customers in Company-owned operations for a given period. For meetings, Paid Weeks is the sum of total paid commitment plan weeks and total pay-as-you-go weeks for a given period. For Online, Paid Weeks is the total paid Weight Watchers Online subscriber weeks for a given period. Total Paid Weeks is the sum of Meeting Paid Weeks and Online Paid Weeks.
(2)	Represents Asia Pacific and Emerging Markets.
(3)	The End of Period Active Base metric reports total active Weight Watchers subscribers in Company-owned operations at a given period end. End of Period Active Monthly Pass Subscribers is the total Weight Watchers Monthly Pass active subscribers at a given period end. End of Period Active Online Subscribers is the total Weight Watchers Online active subscribers at a given period end. End of Period Active Base is the sum of Monthly Pass active subscribers and Weight Watchers Online active subscribers at a given period end.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

					Q2 2014 Variance
						2014
						Constant
	Q2 2014			Q2 2013	2014	Currency
		Currency	Constant		vs	vs
	GAAP	Adjustment	Currency	GAAP	2013	2013
Selected Financial Data
Consolidated Company Revenues	$397.5	$(5.7)	$391.8	$470.9	-15.6%	-16.8%
Consolidated Meeting Fees (1)	$199.5	$(2.8)	$196.7	$231.2	-13.7%	-14.9%
Consolidated Online Revenues (2)	$119.2	$(1.1)	$118.1	$141.3	-15.6%	-16.4%
Consolidated Service Revenues (3)	$318.7	$(3.9)	$314.8	$372.4	-14.4%	-15.5%
Consolidated In-Meeting Product Sales (4)	$46.4	$(1.2)	$45.2	$57.3	-19.1%	-21.2%
Consolidated All Other (5)	$32.5	$(0.7)	$31.9	$41.2	-21.0%	-22.6%

North America
Meeting Fees (1)	$129.3	$0.8	$130.0	$161.1	-19.8%	-19.3%
Online Revenues (2)	$79.8	$0.5	$80.3	$103.2	-22.7%	-22.2%
Service Revenues (3)	$209.1	$1.3	$210.4	$264.3	-20.9%	-20.4%
In-Meeting Product Sales (4)	$22.5	$0.1	$22.7	$32.5	-30.6%	-30.2%
All Other (6)	$16.9	$0.0	$16.9	$20.8	-18.8%	-18.7%
Total Revenues	$248.5	$1.4	$249.9	$317.6	-21.8%	-21.3%

UK
Meeting Fees (1)	$22.4	$(2.0)	$20.4	$23.1	-3.0%	-11.4%
Online Revenues (2)	$7.8	$(0.7)	$7.1	$8.1	-4.7%	-13.0%
Service Revenues (3)	$30.1	$(2.6)	$27.5	$31.2	-3.4%	-11.9%
In-Meeting Product Sales (4)	$8.3	$(0.7)	$7.6	$9.4	-11.3%	-19.0%
All Other (6)	$4.9	$(0.4)	$4.5	$6.6	-25.4%	-31.9%
Total Revenues	$43.4	$(3.8)	$39.6	$47.2	-8.1%	-16.1%

CE
Meeting Fees (1)	$38.0	$(1.7)	$36.2	$37.9	0.2%	-4.4%
Online Revenues (2)	$27.8	$(1.2)	$26.6	$25.2	10.3%	5.5%
Service Revenues (3)	$65.7	$(2.9)	$62.8	$63.1	4.2%	-0.4%
In-Meeting Product Sales (4)	$13.1	$(0.6)	$12.5	$13.2	-0.4%	-5.0%
All Other (6)	$5.4	$(0.3)	$5.2	$6.2	-12.6%	-16.8%
Total Revenues	$84.3	$(3.8)	$80.5	$82.4	2.2%	-2.4%

Other (7)
Meeting Fees (1)	$9.9	$0.1	$10.0	$9.1	8.8%	10.4%
Online Revenues (2)	$3.8	$0.2	$4.1	$4.7	-18.5%	-13.2%
Service Revenues (3)	$13.7	$0.4	$14.1	$13.8	-0.5%	2.4%
In-Meeting Product Sales (4)	$2.4	$0.0	$2.4	$2.3	5.0%	6.2%
All Other (6)	$5.3	$0.1	$5.4	$7.6	-30.0%	-28.6%
Total Revenues	$21.4	$0.5	$21.9	$23.6	-9.4%	-7.2%

Note: Totals may not sum due to rounding.

(1)	“Meeting Fees” are fees that members pay to attend weekly meetings.
(2)	“Online Revenues” are revenues from Online and eTools subscription products.
(3)	“Service Revenues” equal “Meeting Fees” plus “Online Revenues”.
(4)	“In-Meeting Product Sales” are sales of products to members in meetings.
(5)	“Consolidated All Other” are revenues from licensing, franchisees, magazine subscriptions, third-party advertising in publications, payments from the sale of third-party Internet advertising and By Mail.
(6)	“All Other” are revenues from licensing, magazine subscriptions, third-party advertising in publications, payments from the sale of third-party Internet advertising and By Mail.
(7)	Represents Asia Pacific, Emerging Markets and Franchise revenues.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

					First Half 2014 Variance
						2014
				First Half		Constant
	First Half 2014			2013	2014	Currency
		Currency	Constant		vs	vs
	GAAP	Adjustment	Currency	GAAP	2013	2013
Selected Financial Data
Consolidated Company Revenues	$806.9	$(7.4)	$799.5	$961.7	-16.1%	-16.9%
Consolidated Meeting Fees (1)	$396.6	$(3.5)	$393.1	$467.2	-15.1%	-15.8%
Consolidated Online Revenues (2)	$238.8	$(1.1)	$237.7	$276.8	-13.7%	-14.1%
Consolidated Service Revenues (3)	$635.4	$(4.6)	$630.8	$743.9	-14.6%	-15.2%
Consolidated In-Meeting Product Sales (4)	$101.8	$(1.9)	$99.9	$131.5	-22.6%	-24.1%
Consolidated All Other (5)	$69.8	$(0.9)	$68.9	$86.2	-19.1%	-20.2%

North America
Meeting Fees (1)	$261.6	$1.8	$263.4	$327.1	-20.0%	-19.5%
Online Revenues (2)	$164.1	$1.3	$165.3	$204.6	-19.8%	-19.2%
Service Revenues (3)	$425.7	$3.1	$428.7	$531.7	-19.9%	-19.4%
In-Meeting Product Sales (4)	$50.9	$0.3	$51.2	$75.2	-32.3%	-31.9%
All Other (6)	$36.3	$0.0	$36.3	$43.5	-16.7%	-16.6%
Total Revenues	$512.9	$3.4	$516.3	$650.4	-21.2%	-20.6%

UK
Meeting Fees (1)	$43.0	$(3.3)	$39.7	$46.6	-7.9%	-14.9%
Online Revenues (2)	$14.9	$(1.1)	$13.8	$15.8	-5.5%	-12.7%
Service Revenues (3)	$57.9	$(4.4)	$53.5	$62.4	-7.3%	-14.3%
In-Meeting Product Sales (4)	$17.6	$(1.3)	$16.3	$21.4	-17.8%	-23.8%
All Other (6)	$10.2	$(0.8)	$9.4	$12.4	-17.8%	-24.0%
Total Revenues	$85.6	$(6.5)	$79.2	$96.2	-11.0%	-17.7%

CE
Meeting Fees (1)	$74.8	$(3.1)	$71.7	$74.6	0.3%	-3.8%
Online Revenues (2)	$52.4	$(2.1)	$50.4	$46.9	11.7%	7.3%
Service Revenues (3)	$127.2	$(5.2)	$122.1	$121.5	4.7%	0.5%
In-Meeting Product Sales (4)	$28.9	$(1.2)	$27.7	$29.7	-2.6%	-6.6%
All Other (6)	$12.3	$(0.5)	$11.8	$13.5	-8.3%	-12.2%
Total Revenues	$168.5	$(6.9)	$161.6	$164.6	2.3%	-1.8%

Other (7)
Meeting Fees (1)	$17.2	$1.1	$18.3	$18.9	-8.8%	-3.0%
Online Revenues (2)	$7.4	$0.8	$8.2	$9.4	-21.9%	-13.3%
Service Revenues (3)	$24.6	$1.9	$26.5	$28.3	-13.2%	-6.5%
In-Meeting Product Sales (4)	$4.4	$0.3	$4.6	$5.2	-16.3%	-10.9%
All Other (6)	$11.0	$0.5	$11.4	$16.9	-35.0%	-32.2%
Total Revenues	$39.9	$2.6	$42.6	$50.4	-20.8%	-15.6%

Note: Totals may not sum due to rounding.

(1)	“Meeting Fees” are fees that members pay to attend weekly meetings.
(2)	“Online Revenues” are revenues from Online and eTools subscription products.
(3)	“Service Revenues” equal “Meeting Fees” plus “Online Revenues”.
(4)	“In-Meeting Product Sales” are sales of products to members in meetings.
(5)	“Consolidated All Other” are revenues from licensing, franchisees, magazine subscriptions, third-party advertising in publications, payments from the sale of third-party Internet advertising and By Mail.
(6)	“All Other” are revenues from licensing, magazine subscriptions, third-party advertising in publications, payments from the sale of third-party Internet advertising and By Mail.
(7)	Represents Asia Pacific, Emerging Markets and Franchise revenues.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

										Q2 2014 Variance
												2014 Constant Currency
											2014		2014
	Q2 2014						Q2 2013				Adjusted		Adjusted
						Adjusted				2014	vs	2014	vs
				Currency	Constant	Constant				vs	2013	vs	2013
	GAAP	Adjustment (1)	Adjusted	Adjustment	Currency	Currency	GAAP	Adjustment (2)	Adjusted	2013	Adjusted	2013	Adjusted
Selected Financial Data
Gross Profit	$225.8	$3.2	$229.0	$(3.2)	$222.6	$225.8	$283.7	$—	$283.7	-20.4%	-19.3%	-21.5%	-20.4%
Gross Margin	56.8%		57.6%		56.8%	57.6%	60.3%		60.3%

Selling, General and Admini- strative Expenses	$65.0	$(3.3)	$61.7	$(0.6)	$64.4	$61.1	$59.0	$—	$59.0	10.2%	4.6%	9.2%	3.5%

Operating Income	$114.6	$6.5	$121.1	$(1.8)	$112.8	$119.3	$154.0	$—	$154.0	-25.6%	-21.4%	-26.8%	-22.5%
Operating Income Margin	28.8%		30.5%		28.8%	30.4%	32.7%		32.7%

Early extinguish- ment of debt	$—	$—	$—	$—	$—	$—	$21.7	$(21.7)	$—	-100.0%	—	-100.0%	—

Net income attribu- table to Weight Watchers International, Inc.	$54.0	$1.6	$55.6	$(1.2)	$52.8	$54.4	$64.9	$13.3	$78.3	-16.8%	-28.9%	-18.6%	-30.5%

Earnings Per Share	$0.95	$0.03	$0.98	$(0.02)	$0.93	$0.96	$1.15	$0.24	$1.39	-17.3%	-29.3%	-19.1%	-30.9%

Note: Totals may not sum due to rounding.

(1)	Excludes the impact of the $6.5 million ($4.0 million after tax) of charges associated with the Company’s previously disclosed plan to restructure its organization and the $2.4 million tax benefit, net.
(2)	Excludes the impact of the $21.7 million ($13.3 million after tax) early extinguishment of debt charge associated with the Company’s previously reported debt refinancing.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

										First Half 2014 Variance
												2014 Constant Currency
											2014		2014
	First Half 2014						First Half 2013				Adjusted		Adjusted
						Adjusted				2014	vs	2014	vs
				Currency	Constant	Constant				vs	2013	vs	2013
	GAAP	Adjustment (1)	Adjusted	Adjustment	Currency	Currency	GAAP	Adjustment (2)	Adjusted	2013	Adjusted	2013	Adjusted
Selected Financial Data
Gross Profit	$448.7	$4.7	$453.4	$(3.8)	$445.0	$449.6	$567.4	$—	$567.4	-20.9%	-20.1%	-21.6%	-20.8%
Gross Margin	55.6%		56.2%		55.6%	56.2%	59.0%		59.0%

Selling, General and Admini- strative Expenses	$121.5	$(5.5)	$116.1	$(0.7)	$120.8	$115.3	$117.3	$—	$117.3	3.6%	-1.1%	3.0%	-1.7%

Operating Income	$165.6	$10.2	$175.8	$(1.5)	$164.1	$174.2	$257.1	$—	$257.1	-35.6%	-31.6%	-36.2%	-32.2%
Operating Income Margin	20.5%		21.8%		20.5%	21.8%	26.7%		26.7%

Gain on Brazil acquisition	$(10.5)	$10.5	$—	$—	$(10.5)	$—	$—	$—	$—	—	—	—	—

Early extinguish- ment of debt	$—	$—	$—	$—	$—	$—	$21.7	$(21.7)	$—	-100.0%	—	-100.0%	—

Net income attribu- table to Weight Watchers International, Inc.	$75.5	$(2.5)	$73.0	$(1.0)	$74.6	$72.0	$113.7	$13.3	$127.0	-33.5%	-42.5%	-34.4%	-43.3%

Earnings Per Share	$1.33	$(0.04)	$1.29	$(0.02)	$1.33	$1.27	$2.02	$0.24	$2.26	-33.9%	-42.8%	-34.8%	-43.6%

Note: Totals may not sum due to rounding.

(1)	Excludes the impact of the gain of $10.5 million ($6.4 million after tax) recognized in connection with the Brazil acquisition due to an adjustment of the Company’s previously held equity interest to fair value offset by a charge associated with the settlement of the royalty-free arrangement of the Brazil partnership, the $10.2 million ($6.2 million after tax) of charges associated with the Company’s previously disclosed plan to restructure its organization and the $2.4 million tax benefit, net.
(2)	Excludes the impact of the $21.7 million ($13.3 million after tax) early extinguishment of debt charge associated with the Company’s previously reported debt refinancing.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT RATIO)

UNAUDITED

					Trailing Twelve
	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Months
Net Debt to EBITDAS

Net Income	$60.3	$30.8	$21.5	$54.0	$166.6
Interest	26.9	26.8	25.3	31.2	110.2
Taxes	37.7	21.7	14.5	28.4	102.4
Depreciation and Amortization	11.6	11.8	11.5	12.2	47.0
Stock-based Compensation	0.3	1.7	1.4	3.0	6.4

EBITDAS	$136.7	$92.9	$74.2	$128.7	$432.6

Total Debt					$2,376.0
Less: Cash					276.5

Net Debt					$2,099.5

Net Debt to EBITDAS					4.9 X

Note: Totals may not sum due to rounding.